November 29, 2000




Securities & Exchange Commission
450 5th Street, N.W.
Washington, D. C. 20549


RE:	Form N-SAR

Gentlemen:

Pursuant to Section 30(a) of the Investment
Company Act of 1940 and Rule 30a-1, please find the Franklin Managed Trust Form N-SAR as of September 30, 2000.

Should you have any questions, please call me at (916) 463-1566.
Thank you.


Sincerely,

FRANKLIN MANAGED TRUST




S\MELINDA HUYNH
Fund Accounting Manager